UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA MUTUALS
(Exact name of registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Address of principal executive offices) (Zip code)

Jerry Szilagyi
700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Name and address of agent for service)

(214) 953-0066
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2011

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

Vice Fund
Generation Wave Growth Fund
each a series of USA MUTUALS

Annual Report
March 31, 2011

Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas  75201
Phone:1-866-264-8783
Web:www.USAMutuals.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	9
INVESTMENT HIGHLIGHTS	11
PORTFOLIO OF INVESTMENTS – VICE FUND	13
SCHEDULE OF OPTIONS WRITTEN – VICE FUND	15
PORTFOLIO OF INVESTMENTS – GENERATION WAVE GROWTH FUND	16
STATEMENTS OF ASSETS AND LIABILITIES	19
STATEMENTS OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	23
NOTES TO FINANCIAL STATEMENTS	25
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
ADDITIONAL INFORMATION	38

LETTER TO SHAREHOLDERS

Dear Shareholder,

Enclosed you will find the annual report for USA MUTUALS. The USA MUTUALS management team and Trustees of the Funds recognize the importance of thorough and consistent communication with our shareholders. In this annual report, we include all the required quantitative information, such as financial statements, detailed footnotes, performance reports, Fund holdings and manager insights.

Vice Fund

The last year has been eventful for the Vice Fund. We have seen dividends and dividend growth come back in style. The Fund has focused even more on what historically has driven past stock returns and found vice companies that meet those criteria. For the one year period ending March 31, 2011, the Vice Fund had a total return of 19.01%, while the S&P 500 Index returned 15.65%. The long term broad stock market returns have been about 9% total return for nearly 100 years. This has led many to favor equities as the key to higher returns. In reality, dividends produced over half of the total returns for stocks. P/E expansion has also played a role in stock returns, as people became fonder of equities they paid more for each dollar of earnings produced. Earnings growth has also played a significant role in driving returns. There are three ways to grow EPS:

1.	Actual top-line revenue driven growth – price increases, higher volume, general economic growth.
2.	Cost cutting, improved efficiency, gaining economies of scale can also improve earnings even without revenue growth.
3.	Reducing the number of shares and dividing income by fewer shares also drives EPS.

My goal is to find stocks that embody these characteristics in abundance and typically this comes back to finding companies with huge cash flows, which vice companies have historically had. Keep in mind, our goal is not to find stocks of a prurient nature. Our goal is to find companies that demonstrate characteristics we just discussed.

Dividends – the market (as measured by the S&P 500 Index) is at 1.8%-2.0% dividend yield. Tobacco currently yields 4%-6%; Alcohol about 3%, Defense 3%-4%, Gaming does not pay a dividend but it gives us some emerging market exposure we’ll discuss below.

Earnings/EPS growth has also been strong and has remained so:

1.
Revenue growth comes from annual price hikes and expanding market share. In the case of all our target industries, they have been seeing solid exposure to the industrialization of China, India, Africa, Eastern Europe, Russia, and Latin America. These are countries where growing affluence means people will likely trade up in alcohol or tobacco quality. People in Asia love to gamble and the new casinos in Macau already do more business than Las Vegas. Rising defense budgets overseas also means the prospect of more government orders for aerospace and defense materials.

2.
Cost savings – These companies have actively sought to acquire others in their industries. For example, Molson and Coors merged, Inbev bought Anheuser Busch and Raytheon bought Applied Signal. This can enable duplicate overhead costs to be cut and for production facilities to run at a higher rate of utilization. Thus, income should be higher for the combined company than simply adding the results of two separate ones.

3.	Share repurchases have been a mainstay of these companies as well. Most of our companies have a history of buying back shares to drive EPS further.

P/E expansion – There is an over-riding aversion to vice stocks. People may think they are going out of business (smokers are aging, older people don’t drink beer, the government will cut the defense budget, there is no disposable cash for gambling). As a result, many of these companies have been trading at discounts to the market’s P/E. As the myths surrounding many of these companies are exposed, valuations have moved higher. One of the big drivers for the Fund’s performance last year was P/E expansion in the tobacco area. We have been expanding our positions in defense to take advantage of low valuations there, looking to take advantage of P/E expansion in that group.

The unique nature of vice stocks can create huge cash flows for investors. These are not products that change radically such as computers, software, or medical tech. Cigarettes, beer, spare parts for FA-18 jets and hotel rooms just do not need the same level of research and development (R&D) and advertising. Nor do they become obsolete every six months.

Demand is not likely to change with the economy – people continue to smoke and drink, governments maintain their militaries, and people still seek entertainment. Moreover, many of these items may be small luxuries to their users and are not something they have to agonize over to purchase.

Upstarts are not likely to enter the market – it’s too expensive. This allows the current players to boost prices and operate in an oligopoly manner. To become a defense contractor requires years of service, evidence of financial stability, and the ability to finance large multi-year projects. A new casino costs $1 billion these days. New cigarettes and alcohol need to push something else off the shelves to gain access to a store, plus they need to win over distributors. The current players can still acquire upstarts that manage to achieve success.

In areas where demand is flat, the companies can consolidate and grow by cutting costs. Thus, capital spending declines too while cash flows rise. All this cash flow can be used to fund dividends, repurchases, and more acquisitions and the cycle can repeat as described above.

Vice stocks can offer the best of both worlds to investors. Vice stocks can grow in good times and have been defensive in bear markets. High dividends may act as a break on pushing these stocks down in bear markets. The high cash flows allow the companies to purchase more shares if the prices fall, which in turn should boost EPS and allows the dividends per share to rise even if total outlay for dividends is flat. More consolidation can occur in bear markets and thus there are normally buyers for these stocks. The end result is the returns have the potential to keep coming in good times or bad times. Dividends are paid and shareholders earn cash returns.

As we moved through 2010 and into 2011, we have sought to rotate more into low P/E stocks like we’re finding in the defense sector, and out of high P/E stocks like we’re seeing in gaming. For example, Wynn Macau is still a fine company. It is one of the less leveraged casino companies in Las Vegas and has new properties to compete against older properties that need to be updated. It has growth potential with its Chinese properties that have continued to see more visitors and increased gambling profits. The issue for us is that it pays a very minor dividend and was trading at 40x forward earnings. That is hardly cheap. We realized profits on Wynn Macau and reallocated the proceeds into defense stocks yielding more than 3% and trading at about 9x earnings.

Early 2011 can be largely summed up with Lorillard. Lorillard was going to hurt performance in 4Q and early 1Q as the market worried about potential negative action on menthol by the FDA in the spring. The stock at the time was in the mid-$80s and fell steadily through January into the low-$70s. As the company is mostly dependent on selling menthol cigarettes, we understood that fear would drive this stock down.

The over-riding issue was that Lorillard was still very cheap in my view. The company was gaining market share, trading at a steep discount to the group, had very little debt, and was boosting its dividend by 30%. On our cost, the stock was yielding over 9%. In the market, it was yielding between 6%-7%, which again was a discount to its group. Plus, I still believe it may eventually get bought out as part of the consolidation of the industry at a higher price. Thus, the potential upside outweighed the short-term risk of holding the full position. Therefore, I held the investment during the down time and endured the fear of potential problems with menthol.

As the initial reports from the FDA subcommittee came in, it was clear that the subcommittee wanted to get tougher with menthol, but it did not want to ban it. The whole thing is getting more study and in my view will probably involve additional labeling when this is all done. In the meantime, lifting the subcommittee risk drove the stock back to $95 and Lorillard’s continued strong results, repurchases, and dividends have now pushed the stock above $105.

The Vice Fund’s outperformance is due largely to three issues (mentioned above): P/E expansion among the tobacco and gaming sectors, high dividend growth with the stocks trading up and then the sizable appreciation in Lorillard. In a stock market that searched for earnings growth - gaming in Macau stood out as an area that attracted many investors who continued to buy the stocks. As these companies completed their debt offerings for new projects, this risk diminished and the stocks were well-rewarded by investors as the P/E ratios increased. Tobacco companies also saw their P/E ratios expand and generate appreciation. The same was not true of many other S&P 500 Index stocks where earnings rose, but the P/E ratio did not. These two Vice Fund sectors saw both earnings growth and P/E expansion, which helped the outperformance. In addition, nearly every stock we hold saw a dividend increase. With the attention paid to low interest rates, investors have focused more heavily on dividends for income. Companies with growing dividends saw greater appreciation than the S&P 500 Index as a whole.

In terms of portfolio strategy during the 1Q period, I have begun writing covered calls on some positions. Covered calls are a lower risk way to boost total return for the shareholders. It allows us to generate income from some stocks in the portfolio that do not pay a dividend or pay a very nominal one. So far the call writing has centered on defense stocks and some of the alcohol names.

In terms of the overall weightings in the portfolio, we ended 1Q with tobacco at 31%, alcohol at 23%, defense at 27%, gaming is 12%, and cash is 7%. The cheapest sector is by far defense where P/E ratios are less than 10 and dividends are often greater than 3%. We also see more consolidation happening there and have added some smaller companies that appear to be good buy-out candidates, like Applied Signal was for us in 4Q. Mantech International and SAIC Inc. were bought with that thought in mind. Even in the event they are not acquired, they trade at only 12x EPS and are heavily focused on fast-growing areas of defense such as cyber warfare and intelligence gathering.

Gaming remains the most expensive sector and we have been taking profits there. Moreover, while there has been growth in the foreign areas for gaming, we are up against the limit on foreign stock ownership and would have to reduce our alcohol positions to add more. Given the valuations and lack of dividends versus alcohol, I am opting to stick with alcohol over gaming at this time. The foreign gaming stocks are valued at 20x-35x forward earnings. I sold the most expensive one, Melco Crown in 1Q. Domestic gaming still breaks down into highly leveraged casino companies that have under-spent on maintenance for years and the slot-machine makers that represent pent up demand as that maintenance spending is done. We continue to focus on the slot machine makers for our domestic exposure.

Generation Wave Growth Fund

Generation Wave Growth Fund (“Generation Wave”) results in 2010 reflect some sizeable portfolio turnover. Coming into the year there were significant investments in large banks such as Bank of America and Citicorp and positions that emphasized improving credit quality for individuals and leveraged companies in general. All of these positions were sold during the year and we realized profits overall. The top performers were the companies that buy defaulted loans and work out payment plans with individuals. For the one year period ended March 31, 2011, Generation Wave had a total return of 13.72% for the year, while the S&P 500 Index returned 15.65% for the same period.

We further sold off positions that had less to do with the boomer theme such as Japanese securities, lithium batteries, and Chinese computer gaming companies. We have also sought to help returns by eliminating investments in ETFs and closed-end funds that charge us fees. These past areas have been replaced with stocks trading in three basic areas: medical/healthcare (preferably stocks with dividends), financial stocks focusing on savings and investment and a stay-at-home focus for people looking to save more money and turn inward.

Three themes dominated the moves made in early 2011 for GenerationWave: 1) selling more of the remaining ETFs and closed-end funds, 2) exchanging some of the big pharma names into new drug companies that have greater room to boost dividends and rely less on patent-expiring drugs, and 3) identifying and adding more turn-around companies. The remaining ETFs and closed-end funds were in silver and junk bonds. Both have had a tremendous rally as investors bought precious metals on inflation fears and reached for yield with Treasuries at low levels. At this point we have 15,000 shares of the iShares Silver Trust left and both junk bond funds are completely sold. In my view, poor credits can offer good value at 50-70 cents on the dollar and reward investors with higher than average yield and capital appreciation. The same cannot be said when junk credits are trading at 105-115 cents on the dollar. That is the level of price change those securities have seen since 2009, and profits have been realized for several quarters with the final positions eliminated in 1Q. The iShares Silver Trust position was reduced, but we still hold 15,000 shares. Inflation fears justify keeping some of this position, and there are issues with realizing gains in investment companies like this ETF for the mutual fund. Within the mutual fund rule parameters, we will likely look to reduce this position further this year.

One of the largest drags on portfolio performance has been the large pharmaceutical companies such as BristolMyers Squibb, AstraZeneca, etc. These stocks have been owned for: 1) high yield, 2) cheap valuations, 3) strong cash flows, and 4) low leverage to enable them to maneuver through patent expirations. While we still strongly believe many of these stocks should produce solid returns going forward, the rapid gains in the market as a whole have been leaving them behind as the market worries about patent expiration.

We looked at the industry completely and did a full cash flow analysis and came away with the conclusion that the entire group was very cheap and some logical swaps existed. As a result, we cut back on Eli Lilly, Pfizer, Bristol Myers, and AstraZeneca and added new names like Roche, Abbott Labs, and Johnson & Johnson. In each case, the new additions were yielding about 4% vs. 4.0%-5.5% for the positions sold. More importantly, the new additions have been posting double-digit sales growth and have very minor exposure to patent expiration in the near term in terms of percentage of total sales. And finally, the new additions were only spending about 30% of free cash flow on dividends and thus have room to potentially grow their dividends faster than the reduced positions. Moreover, while the reduced positions had a higher current yield, they no longer had a meaningful edge in P/E ratios. They were trading for 9-11x forward EPS vs. 11-12x forward EPS for the companies with better growth potential. The total return potential looked more compelling to make these swaps and the new names were 8.1% of the portfolio at the end of 1Q. They have since risen to 10.7% of the total portfolio.

Turnaround names continue to be our primary focus. I have talked in the past about looking for companies trading near lows after some bad news that continue to have solid businesses with high barriers to entry to help protect them and help stage a recovery. These are the types of companies that have good prospects for getting acquired as we are currently seeing with our positions in NASDAQ OMX Group and NYSE Euronext. We believed that there would be a renewed focus on investing by the Boomer generation and thought the stock exchanges had businesses that would be very tough to duplicate and gather market share. We have also seen solid performance in our turnaround stocks that focused on people staying at home more. Comcast (cable TV), Myers Industries (flower pots), Kroger (grocery stores) and Lifetime Brands (kitchen wares) were all bought when they were hitting new lows and have recovered nicely.

A new name that I have added of late is Aegean Marine. This is a company that refuels cruise ships (Boomer connection), tankers, and cargo ships at sea. For years, this has been a very steady business that earned $25-$30 per ton reselling fuel. It has continually added new boats and now operates in seventeen ports up from five a few years ago and has become a dominant player in the industry.

In the summer of 2010 as oil prices began to rise, customers sought to hoard cash by not filling up their tanks completely and only bought enough fuel to get to the next port. Major ports such as Singapore and Amsterdam suddenly saw the volume of fuel sold drop noticeably, which crushed pricing. In addition, smaller operators still run some single-hulled tankers (all of Aegean Marine’s boats are double-hulled and very new). These single-hulls will be phased out worldwide by 2015 and many markets have already banned them. Therefore, in their dying days, the owners can only operate in a few ports and have to generate business at any price and did. The result was pricing on reselling fuel dropped to $13 per ton driven by oversupply in the normally huge markets for refueling.

Aegean Marine stock fell from the $35 to less than $8. The replacement value of its boats, cash on hand, and working capital should give it a fair value of $11, in our view. Moreover, the value of its boats should rise as the mom-n-pop competitors are forced out of business by the ban on single hulled boats. Mom-n-pops may also be forced out because they may not be able to afford to buy fuel when oil is above $100/barrel and extend 2-3 weeks of credit to customers. Their working capital build essentially drains them of cash. Aegean Marine has over $1 billion in liquidity to withstand this. I bought a large position in Aegean Marine at less than $9 for the Fund. .

What is happening is Aegean Marine moved several of its boats out of the crowded ports to new places. During those moves, it cost the company money and they weren’t selling fuel so volumes were lower. The less crowded ports did not see fuel spread collapse to the same degree and already spreads have been rising again and are $17/$18. Aegean Marine is at breakeven at about $17 and every $1 in spread should be worth about 20-25 cents in EPS. Just returning to the low-end of the normal spread would have it earning $2 per share and growing if they add volumes from new boats and with mom-n-pops potentially leaving the industry. Aegean Marine’s focus on many ports makes it easy for large-scale customers operating on many routes to deal with Aegean Marine over a collection of smaller players. Moreover, it signed an exclusive deal with Panama and expects to sign deals with two more ports. All of that should help it improve pricing as well.

We thank you for entrusting your investments to us. We take our role as manager of your assets very seriously, and hope to have the opportunity to continue to earn your trust and confidence for many years to come.

Thank you.

Sincerely,

Jeff Middleswart
Portfolio Manager
jmiddleswart@usamutuals.com

Past performance does not guarantee future results.

Opinions expressed are those of Mutuals Advisors and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in small to mid-sized capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Because the Generation Wave Growth Fund may invest in third-party investment companies, including open-end mutual funds and other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Generation Wave Growth Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Please refer to the prospectus for more information about the Generation Wave Growth Fund, including risks, fees and expenses.

The Funds may also write call options which may limit the Funds’ ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. The Funds may also invest in companies that manufacture and distribute precious metals such as silver, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash flow: measures the cash generating capability of a company by adding non cash charges (e.g. depreciation) and interest expense to pretax income.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s tailing 12 months’ earnings per share.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Forward EPS is a measure of the EPS calculation using forecasted earnings.

Earnings Growth is a measure of growth of income over a specific period.

Forward Earnings are forecasted or estimated future earnings.

The USA Mutuals Funds are distributed by Quasar Distributors, LLC

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10 – 3/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Vice Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2010 -
	October 1, 2010	March 31, 2011	March 31, 2011*
Actual	$1,000.00	$1,154.90	$9.54
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.08	$8.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

	Generation Wave Growth Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2010 -
	October 1, 2010	March 31, 2011	March 31, 2011*
Actual	$1,000.00	$1,167.90	$9.46
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.21	$8.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

Vice Fund	Generation Wave Growth Fund

Total Returns as of March 31, 2011

	Vice	Generation Wave	S&P 500
Average Total Return	Fund	Growth Fund(1)	Index

Six months	15.49%	16.79%	17.31%
One year	19.01%	13.72%	15.65%
Average annual three years	(2.78)%	(0.19)%	2.36%
Average annual five years	1.84%	(0.36)%	2.63%
Average annual since inception 6/21/01	N/A	2.47%	2.66%
Average annual since inception 8/30/02	8.54%	N/A	6.49%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

The Funds impose a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

(1) -The returns include a capital contribution from affiliate, as reflected on the Fund’s Statement of Changes in Net Assets for the year ended March 31, 2010. Had the contribution not taken place, the total returns would have been the same.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Vice Fund

This chart assumes an initial gross investment of $10,000 made on August 30, 2002 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

* Inception Date

Generation Wave Growth Fund

This chart assumes an initial gross investment of $10,000 made on June 21, 2001 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

* Inception Date

PORTFOLIO OF INVESTMENTS

Vice Fund
March 31, 2011	Ticker Symbol: VICEX

COMMON STOCKS 93.9%	Shares	Value
Aerospace & Defense 27.1%
General Dynamics Corp.	46,000	$3,521,760
Honeywell International Inc. (c)	27,000	1,612,170
Huntington Ingalls Industries Inc. (a)	7,167	297,417
L-3 Communications Holdings, Inc. (c)	26,000	2,036,060
Lockheed Martin Corp.	12,000	964,800
ManTech International Corp. - Class A (a)	44,000	1,865,600
Northrop Grumman Corp. (c)	43,000	2,696,530
Raytheon Co.	67,000	3,408,290
Rockwell Collins, Inc. (c)	12,000	777,960
SAIC, Inc. (a)	60,000	1,015,200
Smith & Wesson Holding Corp. (a)	334,700	1,188,185
Spartan Motors, Inc.	163,293	1,120,190
Sparton Corp. (a)	113,700	883,449
		21,387,611
Alcoholic Beverages 22.7%
Anheuser-Busch InBev NV (b)	35,000	1,993,743
Anheuser Busch Inbev Sa/nv - ADR (b)	32,500	1,858,025
Carlsberg A/S (b)	45,000	4,845,378
Diageo plc - ADR (b)(c)	53,000	4,039,660
Molson Coors Brewing Co. - Class B (c)	32,000	1,500,480
Pernod Ricard SA (b)	12,750	1,190,761
SABMiller plc (b)	70,000	2,478,905
		17,906,952
Casinos, Gambling & Lotteries 12.4%
Bally Technologies Inc. (a)(c)	27,000	1,021,950
Churchill Downs, Inc.	35,781	1,484,911
Galaxy Entertainment Group Ltd. (a)(b)	1,800,000	2,619,511
International Game Technology (c)	65,000	1,054,950
Ladbrokes PLC (b)	200,000	425,116
Melco Crown Entertainment Ltd. - ADR (a)(b)	10,000	76,000
Sands China Ltd. (a)(b)	500,000	1,115,889
Wynn Macau Ltd. (a)(b)	725,000	2,022,549
		9,820,876

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Vice Fund
March 31, 2011	Ticker Symbol: VICEX

COMMON STOCKS 93.9% (Continued)	Shares	Value
Tobacco 31.7%
Altria Group, Inc.	190,000	$4,945,700
British American Tobacco PLC - ADR (b)	30,000	2,429,700
Lorillard, Inc. (c)	80,000	7,600,800
Philip Morris International Inc.	154,000	10,107,020
		25,083,220
Total Common Stocks (Cost $51,241,525)		74,198,659

SHORT-TERM INVESTMENTS 7.4%
Investment Companies 7.4%(1)
AIM STIT-STIC Prime Portfolio Money Market, 0.16%	2,664,964	2,664,964
Fidelity Institutional Money Market Portfolio, 0.21%	3,165,082	3,165,082
Total Short-Term Investments (Cost $5,830,046)		5,830,046
Total Investments (Cost $57,071,571) 101.3%		80,028,705
Liabilities in Excess of Other Assets (1.3)%		(989,344)
TOTAL NET ASSETS 100.0%		$79,039,361

(1)	These Securities have fluctuating yields. The yield listed is the 7-day yield as of March 31, 2011.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities
(c)	A portion of the investment is designated by the Fund as collateral for written options. As of March 31, 2011, the fair value of collateral is $8,536,000.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

Vice Fund
March 31, 2011	Ticker Symbol: VICEX

CALL OPTIONS WRITTEN 0.3%	Contracts	Value
Bally Technologies Inc.
Expiration: April, 2011, Exercise Price: $35.00	200	$59,000
Diageo plc
Expiration: April, 2011, Exercise Price: $75.00	200	38,000
Honeywell International Inc.
Expiration: April, 2011, Exercise Price: $57.50	100	26,400
Expiration: April, 2011, Exercise Price: $60.00	100	9,000
International Game Technology
Expiration: April, 2011, Exercise Price: $16.00	300	16,500
L-3 Communications Holdings, Inc.
Expiration: April, 2011, Exercise Price: $80.00	100	6,800
Lorillard, Inc.
Expiration: April, 2011, Exercise Price: $100.00	100	4,800
Molson Coors Brewing Co. - Class B
Expiration: April, 2011, Exercise Price: $45.00	200	42,000
Northrop Grumman Corp.
Expiration: April, 2011, Exercise Price: $70.00	200	19,000
Rockwell Collins, Inc.
Expiration: April, 2011, Exercise Price: $65.00	100	9,000
Total Options Written (Premiums received $127,492)		$230,500

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS

Generation Wave Growth Fund
March 31, 2011	Ticker Symbol: GWGFX

COMMON STOCKS 88.2%	Shares	Value
Administrative & Support & Waste Management
& Remediation Services 2.8%
Paychex, Inc.	17,956	$563,100
		563,100
Finance & Insurance 17.7%
Insurance Carriers 5.6%
Horace Mann Educators Corp.	35,611	598,265
Unum Group	20,000	525,000
		1,123,265
Other Financial Investment Activities 3.9%
The NASDAQ OMX Group, Inc. (a)	30,000	775,200
Securities & Commodity Contracts Intermediation & Brokerage 5.1%
Nomura Holdings, Inc. - ADR (b)	70,000	364,000
TD Ameritrade Holding Corp.	32,000	667,840
		1,031,840
Securities & Commodity Exchanges 3.1%
NYSE Euronext	18,000	633,060
		3,563,365
Industrials 4.1%
Aegean Marine Petroleum Network Inc. (b)	100,000	816,000
		816,000
Information 4.3%
Comcast Corp. - Class A	35,000	865,200
		865,200
Manufacturing 45.4%
Forging & Stamping 1.3%
Lifetime Brands, Inc. (a)	17,703	265,545
Medical Equipment & Supplies Manufacturing 3.7%
NuVasive, Inc. (a)	10,000	253,200
Orthofix International N.V. (a)	15,134	491,250
		744,450
Motor Vehicle Manufacturing 4.1%
Spartan Motors, Inc.	118,685	814,179

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
March 31, 2011	Ticker Symbol: GWGFX

COMMON STOCKS 88.2% (Continued)	Shares	Value
Manufacturing 45.4% (Continued)
Other Fabricated Metal Product Manufacturing 3.6%
Sturm, Ruger & Co., Inc.	31,700	$728,149
Pesticide, Fertilizer & Other
Agricultural Chemical Manufacturing 2.5%
Monsanto Co.	7,000	505,820
Pharmaceutical & Medicine Manufacturing 22.0%
Abbott Laboratories	16,000	784,800
AstraZeneca PLC - ADR (b)	6,800	313,616
Bristol-Myers Squibb Co.	22,000	581,460
Johnson & Johnson	8,000	474,000
Mylan, Inc. (a)	57,000	1,292,190
Pfizer Inc.	29,850	606,253
Roche Holding AG - ADR (b)	10,000	359,500
		4,411,819
Printing & Related Support Activities 1.3%
De La Rue plc (b)	20,000	250,000
Resin, Synthetic Rubber & Artificial Synthetic
Fibers & Filaments Manufacturing 1.9%
Myers Industries, Inc.	38,000	377,340
Semiconductor & Other Electronic Component Manufacturing 5.0%
CTS Corp.	50,000	540,000
Sparton Corp. (a)	60,000	466,200
		1,006,200
		9,103,502
Other Services 3.9%
CPI Corp.	34,500	776,595
		776,595
Professional, Scientific & Technical Services 2.1%
SAIC, Inc. (a)	25,000	423,000
		423,000
Retail Trade 7.9%
Clothing Stores 4.3%
Charming Shoppes, Inc. (a)	140,000	596,400
The Talbots, Inc. (a)	44,289	267,506
		863,906

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
March 31, 2011	Ticker Symbol: GWGFX

COMMON STOCKS 88.2% (Continued)	Shares	Value
Retail Trade 7.9% (Continued)
Grocery Stores 3.6%
The Kroger Co.	30,000	$719,100
		1,583,006
Total Common Stocks (Cost $15,398,941)		17,693,768
SECTOR FUNDS 2.7%
Mining 2.7%
iShares Silver Trust (a)	15,000	551,850
Total Sector Funds (Cost $211,656)		551,850
SHORT-TERM INVESTMENTS 9.3%
Investment Companies(1) 9.3%
AIM STIT-STIC Prime Portfolio Money Market 0.16%	962,114	962,114
Fidelity Institutional Money Market Portfolio 0.21%	900,369	900,369
Total Short-Term Investments (Cost $1,862,483)		1,862,483
Total Investments (Cost $17,473,080) 100.2%		20,108,101
Liabilities in Excess of Other Assets (0.2)%		(46,247)
TOTAL NET ASSETS 100.0%		$20,061,854

(1)	These Securities have fluctuating yields. The yield listed is the 7-day yield as of March 31, 2011.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
March 31, 2011

	Vice	Generation Wave
	Fund	Growth Fund
ASSETS
Investments, at cost	$57,071,571	$17,473,080
Investments, at value	80,028,705	20,108,101
Income receivable	327,479	11,668
Receivable for capital shares sold	63,833	105
Other assets	10,416	6,901
TOTAL ASSETS	80,430,433	20,126,775

LIABILITIES
Payable for investments purchased	824,078	—
Written options, at value (premiums received $127,492)	230,500	—
Payable for distribution fees	86,017	—
Payable to affiliates	74,827	21,850
Payable to Advisor	66,928	13,241
Payable for capital shares redeemed	77,549	—
Accrued expenses and other liabilities	31,173	29,830
TOTAL LIABILITIES	1,391,072	64,921

NET ASSETS	$79,039,361	$20,061,854
Net assets consist of:
Paid-in capital	101,226,668	25,276,196
Accumulated undistributed
net investment income	819,571	3,007
Accumulated net realized loss	(45,861,004)	(7,852,370)
Net unrealized appreciation (depreciation) on:
Investments	22,957,134	2,635,021
Written options	(103,008)	—
NET ASSETS	$79,039,361	$20,061,854
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,361,522	2,573,741
Net asset value, redemption price
and offering price per share(1)	$18.12	$7.79

(1) A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For The Year Ended March 31, 2011

	Vice	Generation Wave
	Fund	Growth Fund
INVESTMENT INCOME
Dividend income (Net of foreign withholding
tax of $26,237 and $660, respectively)	$2,222,569	$328,929
Interest income	9,826	4,555
TOTAL INVESTMENT INCOME	2,232,395	333,484

EXPENSES
Advisory fees (Note 3)	700,028	183,487
Distribution fees (Note 3)	184,218	—
Transfer agent fees and expenses (Note 3)	112,623	26,084
Administration fees (Note 3)	79,707	44,078
Fund accounting fees (Note 3)	55,085	20,108
Reports to shareholders	32,411	3,244
Custody fees (Note 3)	26,780	8,887
Legal fees	26,195	24,095
Federal and state registration fees	24,549	20,726
Chief compliance officer fees and expenses	21,139	21,139
Audit fees	13,998	13,998
Trustees’ fees and related expenses	11,501	11,501
Other expenses	27,509	8,261
TOTAL EXPENSES	1,315,743	385,608
Plus net recoupment by Advisor (Note 3)	18,228	—
Less waivers by Advisor (Note 3)	—	(47,606)
NET EXPENSES	1,333,971	338,002
NET INVESTMENT INCOME (LOSS)	898,424	(4,518)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions
Investments	1,710,923	1,307,497
Written options	67,394	—
Change in net unrealized
appreciation/depreciation on:
Investments	10,388,019	1,169,539
Written options	(103,008)	—
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	12,063,328	2,477,036
NET INCREASE IN
NET ASSETS FROM OPERATIONS	$12,961,752	$2,472,518

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Vice Fund

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
FROM OPERATIONS
Net investment income	$898,424	$939,020
Net realized gain (loss) on:
Investments	1,710,923	(6,256,138)
Short positions	—	(1,504,707)
Written options	67,394	377,409
Change in net unrealized appreciation/depreciation on:
Investments	10,388,019	29,388,230
Short positions	—	(12,288)
Written options	(103,008)	(19,250)
Net increase in net assets from operations	12,961,752	22,912,276

FROM DISTRIBUTIONS
Net investment income	(846,920)	(1,680,783)
Net decrease in net assets
resulting from distributions paid	(846,920)	(1,680,783)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	9,659,716	5,836,129
Net asset value of shares issued in
reinvestment of distributions to shareholders	814,735	1,618,150
Payments for shares redeemed	(20,282,413)	(22,943,472)
Redemption fees	2,647	1,572
Net decrease in net assets
from capital share transactions	(9,805,315)	(15,487,621)
TOTAL INCREASE IN NET ASSETS	2,309,517	5,743,872

NET ASSETS
Beginning of year	76,729,844	70,985,972
End of year (includes undistributed net investment
income of $819,571 and $770,249, respectively)	$79,039,361	$76,729,844

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Generation Wave Growth Fund

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
FROM OPERATIONS
Net investment loss	$(4,518)	$(3,152)
Net realized gain (loss) from security transactions	1,307,497	(3,550,817)
Change in net unrealized
appreciation/depreciation on investments	1,169,539	9,093,951
Net increase in net assets from operations	2,472,518	5,539,982

FROM DISTRIBUTIONS
Net investment income	—	(144,743)
Net decrease in net assets
resulting from distributions paid	—	(144,743)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	414,598	470,638
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	142,483
Payments for shares redeemed	(3,632,169)	(4,371,340)
Redemption fees	8	953
Capital contribution from affiliate (Note 3)	—	2,164
Net decrease in net assets
from capital share transactions	(3,217,563)	(3,755,102)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	(745,045)	1,640,137

NET ASSETS
Beginning of year	20,806,899	19,166,762
End of year (includes undistributed net investment
income of $3,007 and $1,281, respectively)	$20,061,854	$20,806,899

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights	Vice Fund

Per Share Data for a Share Outstanding Throughout each Year

	Year Ended March 31,
	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Year	$15.42	$11.67		$20.57		$20.37		$18.08
Income (loss) from investment operations:
Net investment income	0.21 (2)	0.20	(2)	0.29	(2)	0.03		0.06	(2)
Net realized and unrealized
gain (loss) on investments	2.67	3.84		(9.09)		0.94		2.48
Total from investment operations	2.88	4.04		(8.80)		0.97		2.54

Less distributions:
Dividends from net investment income	(0.18)	(0.29)		(0.03)		(0.04)		(0.04)
From net realized gain on investments	—	—		(0.07)		(0.74)		(0.21)
Total distributions	(0.18)	(0.29)		(0.10)		(0.78)		(0.25)
Paid-in capital from
redemption fees (Note 2)	0.00 (3)	0.00	(3)	0.00	(3)	0.01		0.00	(3)
Net Asset Value, End of Year	$18.12	$15.42		$11.67		$20.57		$20.37
Total Return	19.01%	35.06%		(42.83)%		4.44%		14.10%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$79,039	$76,730		$70,986		$180,580		$103,025
Ratio of expenses to average net assets:
Before waiver and expense
reimbursement or recoupment	1.79%	1.99	%(1)	1.87	%(1)	1.69	%(1)	1.93	%(1)
After waiver and expense
reimbursement or recoupment	1.81%	1.93	%(1)	1.88	%(1)	1.85	%(1)	1.78	%(1)
Ratio of net investment income
to average net assets:
Before waiver and expense
reimbursement or recoupment	1.24%	1.16	%(4)	1.43	%(4)	0.28	%(4)	0.27	%(4)
After waiver and expense
reimbursement or recoupment	1.22%	1.22	%(4)	1.42	%(4)	0.12	%(4)	0.42	%(4)
Portfolio turnover rate	21.18%	59.02%		26.67%		36.40%		44.44%

(1)
The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.84% and 1.78% for the year ended March 31, 2010, 1.74% and 1.75% for the year ended March 31, 2009, 1.58% and 1.75% for the year ended March 31, 2008 and 1.90% and 1.75% for the year ended March 31, 2007.

(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights	Generation Wave Growth Fund

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended March 31,
	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Year	$6.85		$5.26	$9.88		$12.74		$12.72
Income (loss) from investment operations:
Net investment income	0.00	(2)(3)	—	0.04	(1)(2)	0.10	(1)	0.14	(1)(2)
Net realized and unrealized
gain (loss) on investments	0.94		1.64	(3.28)		(0.88)		0.70
Total from investment operations	0.94		1.64	(3.24)		(0.78)		0.84

Less distributions paid:
From net investment income	—		(0.05)	—		(0.19)		(0.18)
From net realized gain on investments	—		—	(1.38)		(1.89)		(0.64)
Total distributions paid	—		(0.05)	(1.38)		(2.08)		(0.82)
Net Asset Value, End of Year	$7.79		$6.85	$5.26		$9.88		$12.74
Total Return	13.72%		31.14%	(33.33)%		(7.39)%		6.67%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$20,062		$20,807	$19,167		$36,483		$49,531
Ratio of expenses to average net assets(4)
Before waiver and
expense reimbursement	2.00%		2.03%	1.90%		1.58%		1.61%
After waiver and
expense reimbursement	1.75%		1.67%	1.50%		1.50%		1.50%
Ratio of net investment income (loss)
to average net assets
Before waiver and
expense reimbursement	(0.27)%		(0.38)%	0.12	%(4)	0.61	%(4)	0.88	%(4)
After waiver and
expense reimbursement	(0.02)%		(0.02)%	0.52%		0.69%		0.99%
Portfolio turnover rate	82.62%		129.08%	76.87%		67.29%		53.00%

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2011

(1)Organization

USA MUTUALS (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated March 20, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Vice Fund and the Generation Wave Growth Fund (the “Funds”), each represent a distinct, non-diversified portfolio with its own investment objectives and policies within the Trust.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

The Vice Fund became effective and commenced operations on August 30, 2002.  The Generation Wave Growth Fund became effective and commenced operations on June 21, 2001.

The Funds are managed by Mutuals Advisors, Inc. (the “Advisor”).

The investment objective of the Vice Fund is long-term growth of capital.  The investment objective of the Generation Wave Growth Fund is capital appreciation over the long term while at times providing a low level of current income.

(2)Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation
Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange.  Exchange-traded securities and funds for which there were no transactions are valued at the latest bid prices.  Mutual funds are valued at their respective net asset values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds’ Advisor.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value.  Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

of the Funds’ Board of Trustees. When determining fair value, the following factors are taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and the lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded.  Non-exchange traded options will also be valued at the mean between bid and asked prices.  “Fair value” of other private options are valued by the Advisor under the supervision of the Funds’ Board of Trustees.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 –	Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc).
Level 3 –	Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can vary between investments, and are affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2011:

Vice Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$74,198,659	$—	$—	$74,198,659
Short Term investments	5,830,046	—	—	5,830,046
Total*	$80,028,705	$—	$—	$80,028,705
Written Options	$(171,500)	$(59,000)	$—	$(230,500)

Generation Wave Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$17,693,768	$—	$—	$17,693,768
Sector Funds	551,850	—	—	551,850
Short Term investments	1,862,483	—	—	1,862,483
Total*	$20,108,101	$—	$—	$20,108,101

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Portfolio of Investments.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period for the Funds, as compared to their classification from the most recent annual report.  It is the Funds’ policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

(b)	Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and will make the

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the statements of operations. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2008 through March 31, 2011.

As of March 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Vice	Generation Wave
	Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$57,485,932	$17,470,801
Gross tax unrealized appreciation	$23,311,635	$2,956,246
Gross tax unrealized depreciation	(768,862)	(318,946)
Net tax unrealized appreciation	22,542,773	2,637,300
Undistributed ordinary income	820,455	—
Total distributable earnings	820,455	—
Other accumulated losses	(45,550,535)	(7,851,642)
Total accumulated losses	$(22,187,307)	$(5,214,342)

The difference between book-basis and tax-basis unrealized depreciation is attributed primarily to the tax deferral of losses on wash sales.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. For the year ended March 31, 2011, the Vice Fund and the Generation Wave Growth Fund utilized prior years’ capital losses in the amount of $717,348 and $731,811, respectively.  At March 31, 2011, the Funds had the following capital loss carryforwards:

	Generation Wave
Vice Fund	Growth Fund	Expiration
$(15,350,470)	$(1,341,021)	03/31/17
$(30,096,173)	$(6,510,586)	03/31/18

At March 31, 2011, the Funds deferred the following post-October losses, on a tax basis:

Generation Wave
Vice Fund	Growth Fund
$(884)	$(35)

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

(c)	Distributions to Shareholders
The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Vice Fund	$846,920	$—	$1,680,783	$—
Generation Wave Growth Fund	$—	$—	$144,743	$—

(d)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation
The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(f)	Short Positions
The Vice Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Vice Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Vice Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Vice Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Vice Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Vice Fund’s deposits on securities sold short is with one major security dealer. The Vice Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.  As of March 31, 2011, the Vice Fund was not invested in short positions.

(g)	Options
The Vice Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Vice Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Vice Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Vice Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Vice Fund has the obligation to buy the underlying security at the exercise price during the exercise period.  The premium that the Vice Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  An option that is written by the Vice  Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Vice Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Vice Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.  Premiums received from writing options that expire unexercised are treated by the Vice Fund on the expiration date as realized gains from investments.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Vice Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Vice Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The Vice Fund may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Fund’s investment objectives.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Vice Fund.

The number of option contracts written and the premiums received by the Vice Fund during the year ended March 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	2,860	226,373
Options expired	(980)	(67,394)
Options closed	(280)	(31,487)
Options outstanding, end of year	1,600	$127,492

The number of option contracts purchased and the premiums paid by the Vice Fund during the year ended March 31, 2011, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of year	—	$—
Options purchased	170	4,208
Options expired	(170)	(4,208)
Options sold	—	—
Options outstanding, end of year	—	$—

The following is a summary of the fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2011:

Derivative Investment Type	Value	Location
Liability Derivatives
Written Options –	$(230,500)	Written options, at value
equity contracts

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The following is a summary of the effect of derivative investments on the Statement of Operations for the year ended March 31, 2011:

Derivative Investment Type	Realized Gain (Loss) on Options	Location
Written Options –	$ 67,394	Net realized gain (loss)
equity contracts		from written options
Purchased Options –	$ (4,208)	Net realized gain (loss)
equity contracts		from investments

Change in Unrealized
Appreciation/Depreciation
Derivative Investment Type	on Options	Location
Written Options –	$(103,008)	Change in net unrealized
equity contracts		appreciation/depreciation
on written options

(h)	Other
Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

(i)	Foreign Currency Translation
Values of investments denominated in foreign currencies are converted to U.S. dollars using a spot market rate of exchange on the day of valuation.  Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

(j)	Reclassifications of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

For the year ended March 31, 2011, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Vice Fund	$(2,182)	$2,182	$—
Generation Wave Growth Fund	6,244	411	(6,655)

(k)	The RIC Modernization Act
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

(l)	Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.  On April 15, 2011, in an Action by the Board of Trustees (the “Board”) by Written Consent in Lieu of Meeting, the Board accepted the resignation of Eric S. Lansky from his role as President and Treasurer of the Trust as of April 1, 2011 and elected Cindy Clarke as Treasurer of the Trust.  On May 25, 2011, the Board elected Jerry Szilagyi as President of the Trust. On May 25, 2011, Jeffery B. Middleswart communicated his intent to tender his resignation as portfolio manager of the Funds. Through the date of issuance of the financial statements, Mr. Middleswart

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

continued to serve as the portfolio manager for the Funds. Gerald Sullivan has been hired by the Advisor to replace Mr. Middleswart as the portfolio manager for the Vice Fund and Generation Wave Growth Fund.

(3)Transactions with Affiliates
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom officers of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 0.95% of each Fund’s average daily net assets. For the year ended March 31, 2011, the Vice Fund and the Generation Wave Growth Fund incurred $700,028 and $183,487 in advisory fees, respectively.

The Advisor has contractually agreed to waive, through July 31, 2011, its management fee and/or reimburse the Funds’ other normal operating expenses (excluding dividends on short positions and interest expense) to the extent necessary to ensure that the Vice Fund’s and the Generation Wave Growth Fund’s operating expenses do not exceed 1.85% and 1.75% of the Fund’s average daily net assets, respectively. Prior to August 1, 2009, the Advisor had contractually agreed to limit the Vice Fund’s and Generation Wave Growth Fund’s operating expenses to 1.75% and 1.50% of the Fund’s average daily net assets, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee was waived or reimbursed.  Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  For the year ended March 31, 2011, $18,228 was recouped by the Advisor for the Vice Fund and $47,606 was waived by the Advisor for the Generation Wave Growth Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recoupment expiring in:

		Generation Wave
	Vice Fund	Growth Fund
2012	$ —	$112,654
2013	31,148	75,971
2014	—	47,606

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. For the year ended March 31, 2011, the Vice Fund and the Generation Wave Growth Fund incurred $55,085 and $20,108 in accounting fees, $79,707 and $44,078 in administration fees, $112,623 and $26,084 in transfer agency fees and $26,780 and $8,887 in custodian fees, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Vice Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. Quasar Distributors, LLC is affiliated with a Trustee of the Trust, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.  During the year ended March 31, 2011, the Vice Fund accrued expenses of $184,218 pursuant to the 12b-1 Plan.

The capital contribution from the affiliate reflected on the Statement of Changes in Net Assets for the year ended March 31, 2010, was due to the purchase of an affiliated security by the Generation Wave Growth Fund. The corrective action taken by the Fund was the sale of the affiliated security. The Fund was reimbursed by the Advisor for any resulting loss to the Fund caused by the sale of the affiliated security.

(4)Capital Share Transactions
Transactions in shares of the Vice Fund were as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
Beginning shares	4,976,555	6,081,730
Shares sold	600,178	421,869
Shares issued to holders in
reinvestment of distributions	58,320	124,092
Shares redeemed	(1,273,531)	(1,651,136)
Net decrease	(615,033)	(1,105,175)
Ending shares	4,361,522	4,976,555

Transactions in shares of the Generation Wave Growth Fund were as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
Beginning shares	3,037,121	3,641,521
Shares sold	60,742	77,624
Shares issued to holders in
reinvestment of distributions	—	21,556
Shares redeemed	(524,122)	(703,580)
Net decrease	(463,380)	(604,400)
Ending shares	2,573,741	3,037,121

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

(5)Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments and option transactions for the Funds for the year ended March 31, 2011, are summarized below:

	Purchases	Sales
Vice Fund	$14,570,510	$23,194,142
Generation Wave Growth Fund	14,029,955	16,726,122

There were no purchases or sales of U.S. government securities.

(6)Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility pursuant to a Loan and Security Agreement for the Funds which matures, unless renewed, on March 10, 2012 for the purpose of purchasing portfolio securities.  The Funds may borrow up to the lesser of $15,000,000 and $6,250,000 or certain percentage amounts based on the net assets of the Funds, for the Vice Fund and Generation Wave Growth Fund, respectively.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, which was 3.25% as of March 31, 2011.  As of and during the year ended March 31, 2011, there were no outstanding borrowings for the Vice Fund or the Generation Wave Growth Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
USA MUTUALS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedule of options written, of USA MUTUALS, comprising the Vice Fund and the Generation Wave Growth Fund (the “Funds”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to March 31, 2009, were audited by another independent registered public accounting firm, which expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting USA MUTUALS as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 27, 2011

ADDITIONAL INFORMATION

Information about Trustees

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Non-Interested Trustees
		Term of	Principal	Number of	Other
	Position	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Independent	Indefinite term;	Professor and	2	Independent
Straz Hall, 481	Trustee	Since 2001	Chair, Department		Trustee, Trust for
606 N. 13th Street			of Accounting,		Professional
Milwaukee, WI 53201			Marquette University		Managers (an
Age: 54			(2004 - present);		open-end investment
			Associate Professor		company with
			of Accounting,		twenty six
			Marquette University		portfolios)
(1996 - 2004)

Gary A. Drska	Independent	Indefinite term;	Pilot, Frontier/	2	Independent
6744 S. Howell Avenue	Trustee	Since 2001	Midwest Airlines		Trustee, Trust for
Oak Creek, WI 53154			(Airline Company)		Professional
Age: 53			(1985 - present);		Managers (an
			Director - Flight		open-end investment
			Standards and		company with
			Training (July 1990 -		twenty six
			December 1999)		portfolios)

Interested Trustee and Officers
		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger*	Trustee	Indefinite term;	Executive	2	Trustee, Trust for
615 E. Michigan Street	and	Since 2001	Vice President,		Professional
Milwaukee, WI 53202	Chairperson		U.S. Bancorp Fund		Managers (an
Age: 49			Services, LLC		open-end
			(1994 - present)		investment
company with
twenty six
portfolios); Trustee,
Buffalo Funds (an
open-end
investment
company with
ten portfolios)

*
This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

ADDITIONAL INFORMATION (Continued)

Interested Trustee and Officers (Continued)
		Term of	Principal
	Position(s)	Office and	Occupation
Name,	Held with	Length of	During Past
Address and Age	the Trust	Time Served	Five Years
Jerry Szilagyi	President	Indefinite term;	President, Mutuals Advisors,
Plaza of the Americas		Since 2011	Inc. (2011 - present);
700 N. Pearl Street,			Managing Member, Catalyst
Suite 900			Capital Advisors LLC (2006 -
Dallas, TX 75201			present); President, Abbington
Age: 49			Capital Group LLC (1998 -
present); CEO, Thomas Lloyd
Global Asset Management
(Americas) LLC (2006 - 2010);
SVP Business Development,
Integrity Mutual Funds, Inc.
(2003 - 2006)

Cindy Clarke	Treasurer	Indefinite term;	Secretary and Treasurer,
Plaza of the Americas		Since 2011	Mutuals Advisors, Inc. (2011 -
700 N. Pearl Street,			present); Chairman, USA
Suite 900			MUTUALS Holdings, Inc.
Dallas, TX 75201			(2009 - present); Chairman,
Age: 57			Mutuals Advisors, Inc. (2008 -
present); President, C&H Advisory
Services, Inc. (1994 - present)

Rachel A. Spearo	Secretary	Indefinite term;	Counsel, Fund Administration
615 E. Michigan Street		Since 2005	and Compliance, U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
Age: 31			LLC (2004 - present)

David E. Scott	Chief	Indefinite term;	Managing Member,
521 Fifth Avenue,	Compliance	Since 2007	D.E. Scott & Associates,
Suite 1700	Officer		LLC (2005 - present);
New York, NY 10175			CCO, Strategic Value
Age: 40			Partners, LLC (2004 -
2005); Managing Director,
IMRC Group (2003 - 2004);
Director of Fund
Compliance, US Trust
Company (2001 - 2003)

Tax Information

The Vice Fund designates 100% of its ordinary income distribution for the year ended March 31, 2011 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2011, 100% of the dividends paid from net ordinary income for the Vice Fund qualifies for the dividends received deduction available to corporate shareholders.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We also disclose that information is provided to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Not part of the annual report.

USA MUTUALS

Vice Fund
Generation Wave Growth Fund

Investment Advisor	Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant’s code of ethics is incorporated herein by reference to its Form N-CSR filed on June 8, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with Commission rules.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$24,000	$24,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of the pre-approval requirement were as follows:

	FYE 3/31/2011	FYE 3/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  The registrant’s independent trustees serve as its nominating committee.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed with the Form N-CSR filed on June 8, 2009 and incorporated herein by reference.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA MUTUALS

By            /s/Jerry Szilagyi
Jerry Szilagyi, President

Date   June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/Jerry Szilagyi
Jerry Szilagyi, President

Date   June 8, 2011

By            /s/Cindy Clarke
Cindy Clarke, Treasurer

Date   June 8, 2011